UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2022
CarLotz, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
611 Bainbridge Street, Suite 100
Richmond, Virginia 23224
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (804) 728-3833
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	LOTZ	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	LOTZW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2022, as disclosed in the Form 8-K filed with the Securities and Exchange Commission on March 31, 2022, John Foley notified the Board of Directors (the “Board”) of CarLotz, Inc, (the “Company”) of his intention to resign his position as Chief Operating Officer of the Company effective April 8, 2022 (the “Separation Date”). In connection with Mr. Foley’s separation, Mr. Foley entered into a separation and release agreement with the Company (the “Foley Separation Agreement”), pursuant to which he agreed to release any potential claims he may have against the Company, forfeit for no consideration 15% of his vested Company stock options, and be bound by a two-year lock-up with respect to the shares of Company common stock he holds and underlying the equity awards he holds. In exchange for such agreements, the Company agreed that Mr. Foley may serve as the Chief Operating Officer of Gettacar L.L.C. (“Gettacar”) so long as Gettacar does not engage in the automotive consignment business, notwithstanding the non-competition provisions in the Loyalty Agreement, dated December 11, 2020, entered into between the Company and Mr. Foley. The restrictive covenants in the Loyalty Agreement, including the non-competition covenant, will otherwise remain in effect pursuant to their terms.

The foregoing summary of the Foley Separation Agreement is not complete and is qualified in its entirety by the Foley Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
See the Exhibit Index below, which is incorporated by reference herein.
EXHIBIT INDEX

Exhibit No.	Exhibit Title
10.1	Separation and Release Agreement, dated April 8, 2022, between John Foley and CarLotz, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLOTZ, INC.

Dated: April 11, 2022	By:	/s/ Rebecca C. Polak
	Name:	Rebecca C. Polak
	Title:	Chief Commercial Officer and General Counsel